SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                January 26, 2000




                         NORTHEAST INDIANA BANCORP, INC.
                         -------------------------------
             (Exact name of Registrant as specified in its Charter)



   Delaware                          0-26012                        35-1948594
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(State or other             (Commission File Number)               (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)


648 North Jefferson Street, Huntington, Indiana                          46750
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(Address of principal executive offices)                             (Zip Code)


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Registrant's telephone number, including area code:              (219) 356-3311



                                       N/A
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(Former name or former address, if changed since last report)

Item 5.  Other Events

Northeast Indiana Bancorp, Inc. issued a press release dated January 26, 2000, attached hereto as Exhibit 28.1 announcing Fourth Quarter Cash Dividend.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

               (c)         Exhibits

                           Exhibit  28.1  Press  Release dated January 26, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              NORTHEAST INDIANA BANCORP, INC.



Date: January 26, 2000                  By:\S\ STEPHEN E. ZAHN
                                        -----------------------
                                           Stephen E. Zahn
                                           President and Chief Executive Officer

                                  Exhibit 28.1